EXHIBIT 10.4

DIRECTOR INDEMNIFICATION AGREEMENT
This Indemnification Agreement (this “Agreement”) is made and entered into as of this ____ day of ____, ____, by and among American Midstream GP, LLC, a Delaware limited liability company (the “General Partner”); American Midstream Partners, LP, a Delaware limited partnership (the “Partnership,” and together with the General Partner, the “Companies” and each a “Company”); and the individual board member or officer of the Company identified on the signature page to this Agreement (“Indemnitee”). Each of the defined terms used in this Agreement shall have the definition set forth in Section 14 of this Agreement.
WHEREAS, in light of the litigation costs and risks to directors and officers resulting from their service to companies and the desire of the Companies to attract and retain qualified individuals to serve as directors and officers, it is reasonable, prudent and necessary for the Companies to indemnify and advance expenses on behalf of the directors (including directors that also serve as officers) of the General Partner to the extent permitted by applicable law so that they will serve or continue to serve the Companies free from undue concern regarding such risks;
WHEREAS, the Companies have requested that Indemnitee serve or continue to serve as a director (and officer, as applicable) of the General Partner and may have requested or may in the future request that Indemnitee serve one or more Enterprises as a director or in other capacities;
WHEREAS, in order to induce Indemnitee to serve, or to continue to serve, as a director of the General Partner, and to agree to serve, from time to time, as any Company may request, in any other Corporate Status, the Companies are executing this Agreement;
WHEREAS, Indemnitee is willing to serve as a director of the General Partner or in any other Corporate Status on the condition that Indemnitee be so indemnified;
WHEREAS, the indemnification provisions of this Agreement are a supplement to and in furtherance of the Composite Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended from time to time after the date hereof in accordance with the terms thereof (the “Partnership Agreement”), and the Fourth Amended and Restated Limited Liability Company Agreement of the General Partner, as amended from time to time after the date hereof in accordance with the terms thereof (the “General Partner Agreement” and, together with the Partnership Agreement, the “Company Organizational Documents”), any organizational documents of any other Enterprise (collectively, the “Enterprise Organizational Documents”) and any resolutions adopted by the Board of Directors (pursuant to the General Partner Agreement or the Partnership Agreement) or similar governing body of any other Enterprise, and shall not be deemed to be a substitute therefor nor to diminish or abrogate any rights of Indemnitee thereunder; and
WHEREAS, to the extent Indemnitee is affiliated with a Sponsor Company, Indemnitee may have certain rights to indemnification, advancement of expenses or insurance provided by the Designating Partners (or their affiliates), which Indemnitee, the Companies and the Designating Partners (or their affiliates) intend to be secondary to the primary obligation of the

Enterprise Entities to indemnify Indemnitee as provided herein or as provided in the Company Organizational Documents or other Enterprise Organizational Documents, with the Companies’ acknowledgement of and agreement to the foregoing being a material condition to Indemnitee’s willingness to serve as a director of the General Partner or in any other Corporate Status.
NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Companies and Indemnitee do hereby covenant and agree as follows:
1.SERVICES BY INDEMNITEE. INDEMNITEE WILL SERVE OR CONTINUE TO SERVE AS A DIRECTOR OF THE GENERAL PARTNER (AND AN OFFICER, IF APPLICABLE), FOR SO LONG AS INDEMNITEE IS DULY ELECTED OR APPOINTED OR UNTIL INDEMNITEE TENDERS INDEMNITEE’S RESIGNATION OR IS REMOVED IN ACCORDANCE WITH THE GENERAL PARTNER AGREEMENT. INDEMNITEE MAY FROM TIME TO TIME ALSO AGREE TO SERVE, AS ANY COMPANY MAY REQUEST FROM TIME TO TIME, IN ANY OTHER CORPORATE STATUS. INDEMNITEE AND EACH COMPANY EACH ACKNOWLEDGE THAT THEY HAVE ENTERED INTO THIS AGREEMENT AS A MEANS OF INDUCING INDEMNITEE TO SERVE, OR CONTINUE TO SERVE, THE COMPANIES AND ANY ENTERPRISE IN SUCH CAPACITIES. INDEMNITEE MAY AT ANY TIME AND FOR ANY REASON RESIGN FROM SUCH POSITION OR POSITIONS (SUBJECT TO ANY OTHER CONTRACTUAL OBLIGATION OR ANY OBLIGATION IMPOSED BY OPERATION OF LAW).
2.    INDEMNIFICATION—GENERAL. ON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, INDEMNIFY INDEMNITEE WITH RESPECT TO, AND HOLD INDEMNITEE HARMLESS FROM AND AGAINST, ALL LOSSES, LIABILITIES, JUDGMENTS, FINES, PENALTIES, COSTS, EXPENSES AND OTHER AMOUNTS THAT INDEMNITEE REASONABLY INCURS AND THAT RESULT FROM, ARISE IN CONNECTION WITH OR ARE BY REASON OF INDEMNITEE’S CORPORATE STATUS AND SHALL ADVANCE EXPENSES TO INDEMNITEE. THE OBLIGATIONS OF THE COMPANIES UNDER THIS AGREEMENT (A) ARE JOINT AND SEVERAL OBLIGATIONS OF EACH COMPANY, (B) SHALL CONTINUE AFTER SUCH TIME AS INDEMNITEE CEASES TO SERVE AS A DIRECTOR OF THE GENERAL PARTNER OR IN ANY OTHER CORPORATE STATUS AND (C) INCLUDE, WITHOUT LIMITATION, CLAIMS FOR MONETARY DAMAGES AGAINST INDEMNITEE IN RESPECT OF ANY ACTUAL OR ALLEGED LIABILITY OR OTHER LOSS OF INDEMNITEE, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AS IN EXISTENCE ON THE DATE HEREOF (AND TO SUCH GREATER EXTENT AS APPLICABLE LAW MAY HEREAFTER FROM TIME TO TIME PERMIT) PROVIDED THAT INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT. THE OTHER PROVISIONS IN THIS AGREEMENT ARE PROVIDED IN ADDITION TO AND AS A MEANS OF FURTHERANCE AND IMPLEMENTATION OF, AND NOT IN LIMITATION OF, THE OBLIGATIONS EXPRESSED IN THIS SECTION 2.

3.    PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANIES. IF, IN CONNECTION WITH OR BY REASON OF INDEMNITEE’S CORPORATE STATUS, INDEMNITEE WAS, IS, OR IS THREATENED TO BE MADE, A PARTY TO OR A PARTICIPANT IN ANY PROCEEDING, OTHER THAN A PROCEEDING BY OR IN THE RIGHT OF ANY OF THE COMPANIES TO PROCURE A JUDGMENT IN ITS FAVOR, THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, INDEMNIFY INDEMNITEE WITH RESPECT TO, AND HOLD INDEMNITEE HARMLESS FROM AND AGAINST, ALL EXPENSES, LIABILITIES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT (INCLUDING ALL INTEREST, ASSESSMENTS AND OTHER CHARGES PAID OR PAYABLE IN CONNECTION WITH OR IN RESPECT OF SUCH LIABILITIES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT) REASONABLY INCURRED BY INDEMNITEE OR ON BEHALF OF INDEMNITEE IN CONNECTION WITH SUCH PROCEEDING OR ANY CLAIM, ISSUE OR MATTER THEREIN.
4.    PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANIES. IF, BY REASON OF INDEMNITEE’S CORPORATE STATUS, INDEMNITEE WAS, IS, OR IS THREATENED TO BE MADE, A PARTY TO OR A PARTICIPANT IN ANY PROCEEDING BY OR IN THE RIGHT OF ANY OF THE COMPANIES TO PROCURE A JUDGMENT IN ITS FAVOR, THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, INDEMNIFY INDEMNITEE WITH RESPECT TO, AND HOLD INDEMNITEE HARMLESS FROM AND AGAINST, ALL EXPENSES INCURRED BY INDEMNITEE OR ON BEHALF OF INDEMNITEE IN CONNECTION WITH SUCH PROCEEDING; PROVIDED, HOWEVER, THAT INDEMNIFICATION AGAINST SUCH EXPENSES SHALL BE MADE IN RESPECT OF ANY CLAIM, ISSUE OR MATTER IN SUCH PROCEEDING AS TO WHICH INDEMNITEE SHALL HAVE BEEN ADJUDGED BY A COURT OF COMPETENT JURISDICTION TO BE LIABLE TO THE APPLICABLE COMPANY ONLY IF (AND ONLY TO THE EXTENT THAT) THE COURT IN WHICH SUCH PROCEEDING SHALL HAVE BEEN BROUGHT OR IS PENDING SHALL DETERMINE THAT, DESPITE SUCH ADJUDICATION OF LIABILITY AND IN VIEW OF ALL CIRCUMSTANCES, INDEMNITEE IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR SUCH EXPENSES WHICH THE COURT SHALL DEEM PROPER.
5.    MANDATORY INDEMNIFICATION IN CASE OF SUCCESSFUL DEFENSE. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, TO THE EXTENT THAT INDEMNITEE IS, BY REASON OF INDEMNITEE’S CORPORATE STATUS, A PARTY TO (OR A PARTICIPANT IN) AND IS SUCCESSFUL, ON THE MERITS OR OTHERWISE, IN DEFENSE OF ANY PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING BROUGHT BY OR IN THE RIGHT OF ANY COMPANY), THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, INDEMNIFY INDEMNITEE WITH RESPECT TO, AND HOLD

INDEMNITEE HARMLESS FROM AND AGAINST, ALL EXPENSES INCURRED BY INDEMNITEE OR ON BEHALF OF INDEMNITEE IN CONNECTION THEREWITH. IF INDEMNITEE IS NOT WHOLLY SUCCESSFUL IN DEFENSE OF SUCH PROCEEDING BUT IS SUCCESSFUL, ON THE MERITS OR OTHERWISE, AS TO ONE OR MORE BUT LESS THAN ALL CLAIMS, ISSUES OR MATTERS IN SUCH PROCEEDING, THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, INDEMNIFY INDEMNITEE AGAINST ALL EXPENSES INCURRED BY INDEMNITEE OR ON BEHALF OF INDEMNITEE IN CONNECTION WITH EACH SUCCESSFULLY RESOLVED CLAIM, ISSUE OR MATTER. FOR PURPOSES OF THIS SECTION 5 AND WITHOUT LIMITATION, THE TERMINATION OF ANY CLAIM, ISSUE OR MATTER IN SUCH A PROCEEDING BY DISMISSAL, WITH OR WITHOUT PREJUDICE, ON SUBSTANTIVE OR PROCEDURAL GROUNDS, SHALL BE DEEMED TO BE A SUCCESSFUL RESULT AS TO SUCH CLAIM, ISSUE OR MATTER.
6.    PARTIAL INDEMNIFICATION. IF INDEMNITEE IS ENTITLED UNDER ANY PROVISION OF THIS AGREEMENT OR OTHERWISE TO INDEMNIFICATION BY ANY OF THE COMPANIES FOR SOME OR A PORTION OF THE EXPENSES, LIABILITIES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT (INCLUDING ALL INTEREST, ASSESSMENTS AND OTHER CHARGES PAID OR PAYABLE IN CONNECTION WITH OR IN RESPECT OF SUCH LIABILITIES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT) INCURRED BY INDEMNITEE OR ON BEHALF OF INDEMNITEE IN CONNECTION WITH A PROCEEDING OR ANY CLAIM, ISSUE OR MATTER THEREIN, IN WHOLE OR IN PART, THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, INDEMNIFY INDEMNITEE TO THE FULLEST EXTENT TO WHICH INDEMNITEE IS ENTITLED TO SUCH INDEMNIFICATION.
7.    INDEMNIFICATION FOR ADDITIONAL EXPENSES INCURRED TO SECURE RECOVERY OR AS WITNESS.
(a)    The Companies shall, to the fullest extent permitted under applicable law and so long as Indemnitee has not engaged in Disabling Conduct, indemnify Indemnitee with respect to, and hold Indemnitee harmless from and against, any and all Expenses and, if requested by Indemnitee, shall advance on an as-incurred basis (as provided in Section 8 of this Agreement) such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action or proceeding or part thereof brought by Indemnitee for (i) indemnification, advance payment of Expenses or contribution by the Companies under this Agreement, the Company Organizational Documents or other Enterprise Organizational Document, or any other agreement; or (ii) recovery under any director and officer liability insurance policies maintained by any Company or other Enterprise.
(b)    To the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness (or is forced or asked to respond to discovery requests) in any Proceeding to which Indemnitee is not a party, the Companies shall, to the fullest extent permitted under applicable law and so long as Indemnitee has not engaged in Disabling Conduct, indemnify Indemnitee with respect to, and hold Indemnitee harmless from and against, and the Companies will advance on an as-incurred basis (as provided in Section 8 of this Agreement), all Expenses incurred by Indemnitee or on behalf of Indemnitee in connection therewith.
8.    ADVANCEMENT OF EXPENSES. THE COMPANIES SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, PAY ON A CURRENT AND AS-INCURRED BASIS ALL EXPENSES INCURRED BY INDEMNITEE IN CONNECTION WITH ANY PROCEEDING IN ANY WAY CONNECTED WITH, RESULTING FROM OR RELATING TO INDEMNITEE’S CORPORATE STATUS. THE ADVANCEMENT OF SUCH EXPENSES SHALL BE PAID WITHIN TEN (10) DAYS AFTER RECEIPT BY ANY COMPANY OF A PROPERLY SUBMITTED WRITTEN REQUEST FOR ADVANCEMENT FROM INDEMNITEE PURSUANT TO SECTION 9(C)(I) OF THIS AGREEMENT, WITHOUT REGARD TO WHETHER AN ADVERSE DETERMINATION HAS BEEN OR MAY BE MADE, EXCEPT AS CONTEMPLATED BY THE LAST SENTENCE OF SECTION 9(F) OF THIS AGREEMENT. UPON SUBMISSION OF A REQUEST FOR ADVANCEMENT OF EXPENSES PURSUANT TO SECTION 9(C) OF THIS AGREEMENT, INDEMNITEE SHALL BE ENTITLED TO ADVANCEMENT OF EXPENSES AS PROVIDED IN THIS SECTION 8, AND SUCH ADVANCEMENT OF EXPENSES SHALL CONTINUE UNTIL SUCH TIME (IF ANY) AS THERE IS A FINAL NON-APPEALABLE JUDICIAL DETERMINATION THAT (I) INDEMNITEE IS NOT ENTITLED TO INDEMNIFICATION OR (II) THAT INDEMNITEE ENGAGED IN DISABLING CONDUCT. INDEMNITEE SHALL REPAY ALL SUCH AMOUNTS ADVANCED IF AND TO THE EXTENT THAT IT SHALL ULTIMATELY BE DETERMINED IN A DECISION BY A COURT OF COMPETENT JURISDICTION FROM WHICH NO APPEAL CAN BE TAKEN THAT INDEMNITEE IS NOT ENTITLED TO BE INDEMNIFIED BY THE COMPANIES FOR SUCH EXPENSES OR THAT INDEMNITEE ENGAGED IN DISABLING CONDUCT. SUCH REPAYMENT OBLIGATION SHALL BE UNSECURED AND SHALL NOT BEAR INTEREST. THE COMPANIES SHALL NOT IMPOSE ON INDEMNITEE ADDITIONAL CONDITIONS TO ADVANCEMENT OR REQUIRE FROM INDEMNITEE ADDITIONAL UNDERTAKINGS REGARDING REPAYMENT, EXCEPT AS SET FORTH IN THIS AGREEMENT.
9.    INDEMNIFICATION PROCEDURES.
(a)    Notice of Proceeding. Indemnitee agrees to notify the Companies promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses hereunder. Any failure by Indemnitee to notify any Company will relieve such Company of its advancement, indemnification or contribution obligations under this Agreement only to the extent such Company can establish that such omission to notify resulted in actual material prejudice to it, and the omission to notify such Company will, in any event, not relieve any Company from any liability which it may have to indemnify Indemnitee or advance Expenses to Indemnitee otherwise than under this Agreement. If, at the time of receipt of any such notice, the Companies have director and officer insurance policies in effect, the Companies will promptly notify the relevant insurers in accordance with the procedures and requirements of such policies.
(b)    Defense; Settlement.
(i)    The Companies shall not, without the prior written consent of Indemnitee, which may be provided or withheld in Indemnitee’s sole discretion, effect any settlement of any Proceeding against Indemnitee, or any Proceeding which could have been brought against Indemnitee or which potentially or actually imposes any cost, liability, exposure or burden on or disclosure obligation with respect to Indemnitee, unless such settlement solely involves the payment of money or performance of any obligation by Persons other than Indemnitee and includes an unconditional release of Indemnitee from all liability on any matters that are the subject of such Proceeding and an acknowledgment that Indemnitee denies all wrongdoing in connection with such matters. The Companies shall not be obligated to indemnify Indemnitee for amounts paid in settlement of a Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Companies’ prior written consent, which consent shall not be unreasonably withheld.
(ii)    In any Proceeding in connection with which Indemnitee has submitted a Company with a written request for advancement and/or indemnification of Expenses pursuant to Section 9(c) of this Agreement, such Company shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of such Company’s election to do so. After delivery of such notice, approval of such counsel by Indemnitee, and retention of such counsel by such Company, Indemnitee shall nevertheless be entitled to employ or continue to employ his own counsel in such Proceeding. Employment of such counsel by Indemnitee shall be at the cost and expense of the Companies unless and until the Companies shall have demonstrated to the reasonable satisfaction of Indemnitee and Indemnitee’s counsel that there is no conflict of interest between the Company and Indemnitee in such Proceeding, after which time, further employment of such counsel by the Indemnitee shall be at the cost and expense of Indemnitee.
(c)    Request for Advancement; Request for Indemnification.
(i)    To obtain advancement of Expenses under this Agreement, Indemnitee shall submit to the Companies a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Companies and reasonably available to Indemnitee, and an unsecured written undertaking to repay amounts advanced to the extent that Indemnitee is obligated to repay such amounts pursuant to Section 8 of this Agreement. The Companies shall make advance payment of Expenses to Indemnitee no later than ten (10) days after receipt of the written request for advancement (and each subsequent request for advancement) by Indemnitee. If, at the time of receipt of any such written request for advancement of Expenses, the Companies have director and officer insurance policies in effect, the Companies will promptly notify the relevant insurers in accordance with the procedures and requirements of such policies.
(ii)    To obtain indemnification under this Agreement, Indemnitee shall submit a written request therefor. The time at which Indemnitee submits a written request for indemnification shall be determined by the Indemnitee in the Indemnitee’s sole discretion. Once Indemnitee submits such a written request for indemnification (and only at such time that Indemnitee submits such a written request for indemnification), a Determination shall thereafter be made, as provided in and only to the extent required by Section 9(d) of this Agreement. In no event shall a Determination be made, or required to be made, as a condition to or otherwise in connection with any advancement of Expenses pursuant to Section 8 and Section 9(c)(i) of this Agreement. If, at the time of receipt of any such request for indemnification, the Companies have director and officer insurance policies in effect, the Companies will promptly notify the relevant insurers in accordance with the procedures and requirements of such policies.
(d)    Determination. Any Determination shall be made within thirty (30) days after receipt of Indemnitee’s written request for indemnification pursuant to Section 9(c) (ii) (or in the case of a Determination to be made by Independent Counsel within thirty (30) days of the selection of Independent Counsel) and such Determination shall be made, subject to Section 9(g), in the specific case as follows:
(i)    If a Potential Change in Control or a Change in Control shall have occurred, by Independent Counsel (selected in accordance with Section 9(e)) in a written opinion to the Board of Directors, a copy of which opinion shall be delivered to Indemnitee, unless Indemnitee shall request that such Determination be made by the Board of Directors, or a committee of the Board of Directors, in which case the Determination shall be made by the Persons and in the manners provided for in clauses (x) or (y) of Section 9(d)(ii) below; or
(ii)    If a Potential Change in Control or a Change in Control shall not have occurred, (x) by the Board of Directors by a majority vote of the Disinterested Directors even though less than a quorum of the Board of Directors, (y) by a majority vote of a committee consisting solely of one or more Disinterested Directors designated to act in the matter by a majority vote of all Disinterested Directors, even though less than a quorum of the Board of Directors, or (z) if there are no Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, with Independent Counsel being selected by a vote of the Disinterested Directors as set forth in clauses (x) or (y) of this Section 9(d)(ii), or if such vote is not obtainable or such a committee of Disinterested Directors cannot be established, by a majority vote of the Board of Directors.
If a Determination is made that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such Determination. Indemnitee shall reasonably cooperate with the Persons making such Determination, including providing to such

Persons upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the making of such Determination. Any Expenses incurred by Indemnitee in so cooperating with the Persons making such Determination shall be advanced and borne by the Companies (irrespective of the Determination as to Indemnitee’s entitlement to indemnification), and each Company shall indemnify and hold Indemnitee harmless therefrom.
(e)    Independent Counsel. If a Potential Change in Control or a Change in Control shall not have occurred and the Determination is to be made by Independent Counsel, the Independent Counsel shall be selected by (i) a majority vote of the Disinterested Directors, even though less than a quorum of the Board or (ii) if there are no Disinterested Directors, a majority vote of the Board, and the General Partner shall give written notice to Indemnitee, within ten (10) days after receipt by the General Partner of Indemnitee’s request for indemnification, specifying the identity and address of the Independent Counsel so selected. If a Potential Change in Control or a Change in Control shall have occurred and the Determination is to be made by Independent Counsel, the Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the General Partner, within ten (10) days after submission of Indemnitee’s request for indemnification, specifying the identity and address of the Independent Counsel so selected (unless Indemnitee shall request that such selection be made by (i) a majority vote of the Disinterested Directors, even though less than a quorum of the Board, or (ii) if there are no Disinterested Directors, a majority vote of the Board, in which event the General Partner shall give written notice to Indemnitee within ten (10) days after receipt of Indemnitee’s request that such selection be made by a majority vote of the Disinterested Directors or the Board, as applicable, specifying the identity and address of the Independent Counsel so selected). In either event, (A) such notice to Indemnitee or the General Partner, as the case may be, shall be accompanied by a written affirmation of the Independent Counsel so selected that it satisfies the requirements of the definition of “Independent Counsel” in Section 14 of this Agreement and that it agrees to serve in such capacity and (B) Indemnitee or the General Partner, as the case may be, may, within seven (7) days after such written notice of selection shall have been given, deliver to the General Partner or to Indemnitee, as the case may be, a written objection to such selection. Any objection to the selection of Independent Counsel pursuant to this Section 9(e) may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of the definition of “Independent Counsel” in Section 14 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is timely made, the Independent Counsel so selected may not serve as Independent Counsel unless and until the Trial Court (as defined in Section 20 below) has determined that such objection is without merit. In the event of a timely written objection to a choice of Independent Counsel, the party originally selecting the Independent Counsel shall have seven (7) days to make an alternate selection of Independent Counsel and to give written notice of such selection to the other party, after which time such other party shall have five (5) days to make a written objection to such alternate selection. If, within thirty (30) days after submission of Indemnitee’s request for indemnification pursuant to Section 9(c)(ii), no Independent Counsel shall have been selected and not objected to, either the General Partner or Indemnitee may petition the Trial Court for resolution of any objection that shall have been made by the General Partner or Indemnitee to the other’s selection of Independent Counsel or for the appointment as Independent Counsel of a Person selected by the Trial Court or by such other Person as the Trial Court shall designate, and the Person with respect to whom an objection is so resolved or the Person so appointed shall act as Independent Counsel under Section 9(d). The Companies shall pay any and all fees and expenses reasonably incurred by such Independent Counsel in connection with acting pursuant to Section 9(d), and the Companies shall pay all fees and expenses reasonably incurred incident to the procedures of this Section 9(e), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any Proceeding or arbitration pursuant to Section 9(f) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity, pending final disposition of such Proceeding or arbitration and subject to the applicable standards of professional conduct then prevailing.
(f)    Consequences of Determination; Remedies of Indemnitee. The Companies shall be bound by and shall have no right to challenge a Favorable Determination. If an Adverse Determination is made, or if for any other reason the Companies do not make timely indemnification payments or advances of Expenses, Indemnitee shall have the right to commence a Proceeding before the Trial Court to challenge such Adverse Determination or to require the Companies to make such payments or advances (and the Companies shall have the right to defend their position in such Proceeding and to appeal any adverse judgment in such Proceeding). Indemnitee shall be entitled to be indemnified for all Expenses incurred in connection with such a Proceeding to the fullest extent permitted under applicable law, and to have such Expenses advanced by the Companies in accordance with Section 8 of this Agreement. If Indemnitee fails to challenge an Adverse Determination, or if Indemnitee challenges an Adverse Determination and such Adverse Determination has been upheld by a final judgment of the Trial Court from which no appeal can be taken, then, to the extent and only to the extent required by such Adverse Determination or final judgment, the Companies shall not be obligated to indemnify Indemnitee under this Agreement.
(g)    Presumptions; Burden and Standard of Proof. The parties intend and agree that, to the extent permitted by law, in connection with any Determination by any Person, including a court of competent jurisdiction:
(i)    it will be presumed that Indemnitee is entitled to indemnification under this Agreement, and the Enterprise or any other Person challenging such right will have the burden of proof to overcome that presumption in connection with any Determination contrary to that presumption;
(ii)    the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the applicable Enterprise, or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful, or that Indemnitee did not act in accordance with any other applicable standard of conduct imposed by contract, applicable law or otherwise;
(iii)    Indemnitee will be deemed to have acted in good faith if it is determined by a majority of the board of directors or other governing body of the applicable Enterprise or by Independent Counsel, as applicable, that Indemnitee’s action is based on the records or books of account of the applicable Enterprise, including financial statements, or on information supplied to Indemnitee by the officers, employees, or committees of the board of directors or other governing body of the applicable Enterprise, or on the advice of legal counsel for the applicable Enterprise or on information or records given in reports made to the applicable Enterprise by an independent certified public accountant or by an appraiser or other expert or advisor selected by the applicable Enterprise; and
(iv)    the knowledge and actions, or failure to act, of any director, officer, manager, representative, agent or employee of any Enterprise or other relevant enterprises will not be imputed to Indemnitee in a manner that limits or otherwise adversely affects Indemnitee’s rights hereunder.
The provisions of this Section 9(g) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.
10.    INSURANCE; SUBROGATION; OTHER RIGHTS OF RECOVERY, ETC.
(a)    Each Company shall use its reasonable best efforts to purchase and maintain a policy or policies of insurance with reputable insurance companies with A.M. Best ratings of “A” or better, providing Indemnitee with coverage for any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf by reason of Indemnitee’s Corporate Status, or arising out of Indemnitee’s status as such, whether or not any such Company would have the power to indemnify Indemnitee against such liability. Such insurance policies shall have coverage terms and policy limits at least as favorable to Indemnitee as the insurance coverage provided to any other current or former director of the General Partner or officer (to the extent that Indemnitee is also an officer of the General Partner). If a Company has such insurance in effect at the time it receives from Indemnitee any notice of the commencement of an action, suit, proceeding or other claim, such Company shall give prompt notice of the commencement of such action, suit, proceeding or other claim to the insurers in accordance with the procedures set forth in the policy. The Companies shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding or other claim in accordance with the terms of such policy, provided that the Companies shall not be liable to pay or advance to Indemnitee any amounts otherwise indemnifiable under this Agreement or under any other indemnification agreement if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. The Companies shall continue to provide such insurance coverage to Indemnitee for a period of at least six (6) years after Indemnitee ceases to serve as a director or any other Corporate Status.

(b)    Subject to Section 10(d), in the event of any payment by any Company under this Agreement, such Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee against any other Enterprise, and Indemnitee hereby agrees, as a condition to obtaining any advancement or indemnification from the Companies, to assign to such Company all of Indemnitee’s rights to obtain from such other Enterprise such amounts to the extent that they have been paid by such Company to or for the benefit of Indemnitee as advancement or indemnification under this Agreement and are adequate to indemnify Indemnitee with respect to the costs, Expenses or other items to the full extent that Indemnitee is entitled to indemnification or other payment hereunder; and Indemnitee will (upon request by the Companies) execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable such Company to bring suit or enforce such rights. In addition, if the General Partner, on behalf of itself, pays or causes to be paid (including advancement of Expenses), for any reason, any amounts otherwise indemnifiable or payable hereunder or under any other indemnification agreement or arrangement (whether pursuant to contract, Company Organizational Documents or other Enterprise Organizational Documents or otherwise) with Indemnitee, then the Partnership shall fully indemnify, reimburse and hold harmless the General Partner for all such payments actually made by the General Partner.
(c)    Each of the Companies hereby unconditionally and irrevocably waives, relinquishes and releases, and covenants and agrees not to exercise (and to cause each of the other Enterprises not to exercise), any rights that such Company or other Enterprise, as the case may be, may now have or hereafter acquire against any Designating Partner (or former Designating Partner) or any of their respective affiliates that arise from or relate to the existence, payment, performance or enforcement of the Companies’ obligations under this Agreement or under any other indemnification agreement or arrangement (whether pursuant to contract, Company Organizational Documents or other Enterprise Organizational Documents or otherwise) with any Person, including, without limitation, any right of subrogation (whether pursuant to contract or common law), reimbursement, exoneration, contribution or indemnification, or to be held harmless, and any right to participate in any claim or remedy of Indemnitee against any Designating Partner (or former Designating Partner) or any of their respective affiliates, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Designating Partner (or former Designating Partner) or any of their respective affiliates, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right.
(d)    The Companies shall not be liable to pay or advance to Indemnitee any amounts otherwise indemnifiable under this Agreement or under any other indemnification agreement if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise; provided, however, that (i) the Companies hereby agree on behalf of themselves and each other Enterprise Entity, that, irrespective of whether Indemnitee is affiliated with a Sponsor Company and therefore may have certain rights to indemnification, advancement of expenses or insurance provided by the Designating Partners or their affiliates, the Enterprise Entities are the indemnitors of first resort under this Agreement, the Company Organizational Documents or other Enterprise Organizational Documents or any other indemnification agreement, arrangement or undertaking (i.e., the Enterprise Entities’ obligations to Indemnitee under this Agreement or any other agreement or undertaking to provide advancement of Expenses and indemnification to Indemnitee are primary without regard to any rights Indemnitee may have to seek or obtain indemnification or advancement of Expenses from any Designating Partner or any of its affiliates other than an Enterprise Entity (or any former Designating Partner or any of its affiliates other than an Enterprise Entity) or from any insurance policy for the benefit of such Indemnitee (other than any directors’ and officers’ insurance policy for the benefit of such Indemnitee maintained or paid for by any Enterprise), and any obligation of any Designating Partner (or any affiliate thereof other than any Enterprise) to provide advancement or indemnification for all or any portion of the same Expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by Indemnitee and any rights of recovery of Indemnitee under any insurance policy for the benefit of such Indemnitee (other than any directors’ and officers’ insurance policy for the benefit of such Indemnitee maintained or paid for by any Enterprise) are secondary), and (ii) if any Designating Partner or any of its affiliates other than an Enterprise Entity (or any former Designating Partner or any of its affiliates other than an Enterprise Entity) pays or causes to be paid, for any reason, or if Indemnitee collects under any insurance policy for the benefit of such Indemnitee (other than any directors’ and officers’ insurance policy for the benefit of such Indemnitee maintained or paid for by any Enterprise), any amounts otherwise payable or indemnifiable hereunder or under any other indemnification agreement, arrangement or undertaking (whether pursuant to contract, organizational document or otherwise) with Indemnitee, then (x) such Designating Partner, former Designating Partner (or affiliate, as the case may be) or insurer, as applicable, shall be fully subrogated to all rights of Indemnitee with respect to such payment and (y) the Companies shall fully indemnify, reimburse and hold harmless such Designating Partner, former Designating Partner (or such affiliate) or insurer, as applicable, for all such payments actually made by such Designating Partner, former Designating Partner (or such affiliate) or insurer.
(e)    Subject to Section 10(d), the Companies’ obligation to indemnify or advance Expenses hereunder to Indemnitee in respect of or relating to Indemnitee’s Corporate Status shall be reduced by any amount Indemnitee has actually received as payment of indemnification or advancement of Expenses from such other Enterprise, except to the extent that such indemnification payments and advance payment of Expenses when taken together with any such amount actually received from other Enterprises or under director and officer insurance policies maintained by one or more Enterprises are inadequate to fully pay all costs, Expenses or other items to the full extent that Indemnitee is otherwise entitled to indemnification or other payment hereunder.
(f)    Except for the rights set forth in Sections 10(c), 10(d) and 10(e) of this Agreement, the rights to indemnification and advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time, whenever conferred or arising, be entitled under applicable law, the Company

Organizational Documents or other Enterprise Organizational Documents or any other agreement, resolution of directors (or similar governing body) of any Enterprise, or otherwise. Indemnitee’s rights under this Agreement are present contractual rights that fully vest upon Indemnitee’s first service as a director (and officer, if applicable) of the General Partner. The Parties hereby agree that Sections 10(c), 10(d) and 10(e) of this Agreement shall be deemed exclusive and shall be deemed to modify, amend and clarify any right to indemnification or advancement provided to Indemnitee under any other contract, agreement or document with any Enterprise relating to advancement or indemnification.
(g)    No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.
11.    EMPLOYMENT RIGHTS; SUCCESSORS; THIRD PARTY BENEFICIARIES.
(a)    Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be, or to be retained, in the employment of any of the Enterprise Entities. This Agreement shall continue in force as provided above after Indemnitee has ceased to serve as a director of the General Partner or in any other Corporate Status.
(b)    This Agreement shall be binding on each Company and each successor to or assignee of each Company (including, without limitation, any direct or indirect successor or assignee by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of such Company); and, unless such succession or assignment occurs by operation of law, each Company shall require and cause any such successor or assignee to expressly assume and agree to perform this Agreement to the same extent that such Company would be required to perform if no such succession or assignment had occurred. This Agreement shall also inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.
(c)    The Designating Partners are express third party beneficiaries of this Agreement, are entitled to rely upon this Agreement, and may specifically enforce the Companies’ obligations hereunder (including but not limited to the obligations specified in Section 10 of this Agreement) as though a party hereunder.
12.    SEVERABILITY. IF ANY PROVISION OR PROVISIONS OF THIS AGREEMENT SHALL BE HELD TO BE INVALID, ILLEGAL OR UNENFORCEABLE FOR ANY REASON WHATSOEVER: (A) THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, EACH PORTION OF ANY SECTION OF THIS AGREEMENT CONTAINING ANY SUCH PROVISION HELD TO BE INVALID, ILLEGAL OR UNENFORCEABLE, THAT IS NOT ITSELF INVALID, ILLEGAL OR UNENFORCEABLE) SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY; (B) SUCH PROVISION OR PROVISIONS

SHALL BE DEEMED REFORMED TO THE EXTENT NECESSARY TO CONFORM TO APPLICABLE LAW AND TO GIVE THE MAXIMUM EFFECT TO THE INTENT OF THE PARTIES HERETO; AND (C) TO THE FULLEST EXTENT POSSIBLE, THE PROVISIONS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, EACH PORTION OF ANY SECTION OF THIS AGREEMENT CONTAINING ANY SUCH PROVISION HELD TO BE INVALID, ILLEGAL OR UNENFORCEABLE, THAT IS NOT ITSELF INVALID, ILLEGAL OR UNENFORCEABLE) SHALL BE CONSTRUED SO AS TO GIVE EFFECT TO THE INTENT MANIFESTED THEREBY.
13.    EXCEPTIONS TO RIGHT OF INDEMNIFICATION OR ADVANCEMENT OF EXPENSES. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT AND EXCEPT AS PROVIDED IN SECTION 7(A) OF THIS AGREEMENT OR AS MAY OTHERWISE BE AGREED BY ANY COMPANY, INDEMNITEE SHALL NOT BE ENTITLED TO INDEMNIFICATION OR ADVANCEMENT OF EXPENSES UNDER THIS AGREEMENT WITH RESPECT TO ANY PROCEEDING OR CLAIM VOLUNTARILY INITIATED BY INDEMNITEE (OTHER THAN A PROCEEDING OR CLAIM BY INDEMNITEE (I) TO ENFORCE INDEMNITEE’S RIGHTS UNDER THIS AGREEMENT OR (II) TO ENFORCE ANY OTHER RIGHTS OF INDEMNITEE TO INDEMNIFICATION, ADVANCEMENT OR CONTRIBUTION FROM THE COMPANIES UNDER ANY OTHER CONTRACT, COMPANY ORGANIZATIONAL DOCUMENT, ENTERPRISE ORGANIZATIONAL DOCUMENT OR UNDER STATUTE OR OTHER LAW), UNLESS THE INITIATION OF SUCH PROCEEDING OR MAKING OF SUCH CLAIM SHALL HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE GENERAL PARTNER.
14.    DEFINITIONS. FOR PURPOSES OF THIS AGREEMENT:
(a)    “Adverse Determination” shall have the meaning set forth in the definition of Determination.
(b)    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act as in effect on the date hereof, and “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.
(c)    “Board of Directors” or “Board” means the board of directors of the General Partner.
(d)    “Change of Control” shall be deemed to have occurred with respect to the General Partner or the Partnership if any change in control or similar event, however denominated, shall occur under and as defined in the General Partner Agreement, provided, however, that if there is no such provision in the General Partner Agreement, a “Change of Control” shall occur for purposes of this Agreement when any Person, other than the Sponsor Companies, shall Beneficially Own, directly or indirectly, Equity Interests of the General Partner representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner and the percentage of the aggregate ordinary voting power represented by such Equity Interests Beneficially Owned by such Person exceeds the percentage of the aggregate ordinary voting power represented by Equity Interests of the General Partner then Beneficially Owned, directly or indirectly, by the Sponsor Companies (except if the General Partner shall cease to be the general partner of the Partnership solely as a result of the Partnership’s conversion to, or its otherwise becoming, another type of business entity), unless (A) the Sponsor Companies have, at such time, the right or the ability, directly or indirectly, by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the General Partner, or (B) during any period of twelve (12) consecutive calendar months, a majority of the seats (other than vacant seats) on the board of directors of the General Partner shall be occupied by persons who were (x) members of the board of directors of the General Partner on the date of this Agreement or nominated by the board of directors (or similar governing body) of the General Partner or by the Sponsor Companies or Persons nominated by the Sponsor Companies or (y) appointed by directors so nominated.
(e)    “Corporate Status” describes the status of a person by reason of such person’s past, present or future service as a director, officer, manager, member, general partner, employee, agent, fiduciary or trustee of the General Partner, or in any capacity for any Enterprise at the request of a Company or any of its affiliates.
(f)    “Designating Partners” means any of the Sponsor Companies, in each case so long as an individual affiliated with a Sponsor Company, or any of their respective affiliates, serves as a director of the General Partner or in any other Corporate Status.
(g)    “Determination” means a determination that either (x) indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (a “Favorable Determination”) or (y) indemnification of Indemnitee is not proper in the circumstances because Indemnitee failed to meet a particular standard of conduct (an “Adverse Determination”). An Adverse Determination shall include the decision that a Determination was required in connection with indemnification and the decision as to the applicable standard of conduct.
(h)    “Disabling Conduct” means that, in respect of the particular claim, issue or matter in question or the particular Proceeding, there is a final non-appealable judicial determination that the Indemnitee acted in bad faith, engaged in fraud, willful misconduct (including a breach of the General Partner Agreement) or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was criminal.
(i)    “Disinterested Director” means, with respect to any request by Indemnitee for indemnification hereunder, a director of the General Partner who at the time of the vote is not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.
(j)    “Enterprise” shall mean each of the Companies and their respective subsidiaries and any other entity, constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger to which any Company (or any of its subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan, or other enterprise of which Indemnitee is or was serving in any capacity at the request of a Company or its affiliates.

(k)    “Enterprise Entity” means any Enterprise.
(l)    “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
(m)    “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.
(n)    “Expenses” shall mean all reasonable direct and indirect costs, fees and expenses of any type or nature whatsoever and shall specifically include, without limitation, all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, including, but not limited to, the premium for appeal bonds, attachment bonds or similar bonds and all interest, assessments and other charges paid or payable in connection with or in respect of any such Expenses, and shall also specifically include, without limitation, all reasonable attorneys’ fees and all other expenses incurred by or on behalf of Indemnitee in connection with preparing and submitting any requests or statements for indemnification, advancement, contribution or any other right provided by this Agreement, as well as any taxes paid by the Indemnitee on receipt of indemnification, advancement of Expenses, or contribution under the Agreement. “Expenses,” however, shall not include amounts paid in settlement by Indemnitee or the amounts of judgments or fines against Indemnitee.
(o)    “Favorable Determination” shall have the meaning set forth in the definition of Determination.
(p)    “Independent Counsel” means, at any time, any law firm, or a member of a law firm, that (a) is experienced in matters of limited partnership, limited liability company or corporation law, as applicable, and (b) is not, at such time, or has not been in the three years prior to such time, retained to represent: (i) any Enterprise or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnities under similar indemnification agreements), (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (iii) the Beneficial Owner, directly or indirectly, of securities of any Company representing 5% or more of the ownership interests or the voting power of such Company’s then outstanding ownership interests or voting securities, respectively. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any Person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing any of the Companies or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Companies agree to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto and to be jointly and severally liable therefor.
(q)    “Person” means any individual, entity or group (within the meaning of Rule 13d-5 of the Exchange Act but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan).
(r)    “Potential Change in Control” shall be deemed to have occurred if (i) any Person shall have announced publicly an intention to take actions to effect a Change in Control, or commenced any action that, if successful, would reasonably be expected to result in the occurrence of a Change in Control; (ii) the General Partner enters into an agreement or arrangement on behalf of itself or the Partnership, the consummation of which would result in the occurrence of a Change in Control; or (iii) any other event occurs that the Board declares to be a Potential Change of Control.
(s)    “Proceeding” includes any actual, threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened, pending or completed proceeding, whether brought by or in the right of any Enterprise or otherwise, whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal and including all appeals, in which Indemnitee was, is, may be or will be involved as a party, witness or otherwise, by reason of Indemnitee’s Corporate Status or by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as director (or officer, as applicable) of the General Partner or serving any other Enterprise (in each case whether or not he is acting or serving in any such capacity or has such status at the time any liability or expense is incurred for which indemnification or advancement of Expenses can be provided under this Agreement).
(t)    “Sponsor Companies” means ArcLight Capital Partners, LLC and any other entity that is an affiliate of ArcLight Capital Partners, LLC (other than the Companies).
15.    CONSTRUCTION. WHENEVER REQUIRED BY THE CONTEXT, AS USED IN THIS AGREEMENT THE SINGULAR NUMBER SHALL INCLUDE THE PLURAL, THE PLURAL SHALL INCLUDE THE SINGULAR, AND ALL WORDS HEREIN IN ANY GENDER SHALL BE DEEMED TO INCLUDE (AS APPROPRIATE) THE MASCULINE, FEMININE AND NEUTER GENDERS.
16.    RELIANCE. THE COMPANIES EXPRESSLY CONFIRM AND AGREE THAT THEY HAVE ENTERED INTO THIS AGREEMENT AND ASSUMED THE OBLIGATIONS IMPOSED ON EACH OF THEM HEREBY IN ORDER TO INDUCE INDEMNITEE TO SERVE AS A DIRECTOR (AND OFFICER, AS APPLICABLE) OF THE GENERAL PARTNER, AND THE COMPANIES ACKNOWLEDGE THAT INDEMNITEE IS RELYING UPON THIS AGREEMENT IN SERVING AS A DIRECTOR (AND OFFICER, AS APPLICABLE) OF THE GENERAL PARTNER OR IN ANY OTHER CORPORATE STATUS.

17.    MODIFICATION AND WAIVER. NO SUPPLEMENT, MODIFICATION OR AMENDMENT OF THIS AGREEMENT SHALL BE BINDING UNLESS EXECUTED IN A WRITING IDENTIFIED AS SUCH BY ALL OF THE PARTIES HERETO. NO WAIVER OF ANY OF THE PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED OR SHALL CONSTITUTE A WAIVER OF ANY OTHER PROVISIONS HEREOF (WHETHER OR NOT SIMILAR) NOR SHALL SUCH WAIVER CONSTITUTE A CONTINUING WAIVER.
18.    NOTICE MECHANICS. ALL NOTICES, REQUESTS, DEMANDS OR OTHER COMMUNICATIONS HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF (I) DELIVERED BY HAND AND RECEIPTED FOR BY THE PARTY TO WHOM SAID NOTICE OR OTHER COMMUNICATION SHALL HAVE BEEN DIRECT, OR (II) MAILED BY CERTIFIED OR REGISTERED MAIL WITH POSTAGE PREPAID, ON THE THIRD BUSINESS DAY AFTER THE DATE ON WHICH IT IS SO MAILED:
(a)    If to Indemnitee, to the address set forth on the signature page.
(b)    If to any Company, to:
American Midstream Partners, LP
2103 CityWest Blvd., Bldg. 4, Suite 800
Houston, Texas 77042
Attn: General Counsel
or to such other address as may have been furnished (in the manner prescribed above) as follows: (a) in the case of a change in address for notices to Indemnitee, furnished by Indemnitee to the Companies and (b) in the case of a change in address for notices to any Company, furnished by the Companies to Indemnitee.
19.    CONTRIBUTION. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SO LONG AS INDEMNITEE HAS NOT ENGAGED IN DISABLING CONDUCT, IF THE INDEMNIFICATION PROVIDED FOR IN THIS AGREEMENT IS UNAVAILABLE TO INDEMNITEE FOR ANY REASON WHATSOEVER, THE COMPANIES, IN LIEU OF INDEMNIFYING INDEMNITEE, SHALL CONTRIBUTE TO THE AMOUNT INCURRED BY INDEMNITEE, WHETHER FOR JUDGMENTS, FINES, PENALTIES, EXCISE TAXES, AMOUNTS PAID OR TO BE PAID IN SETTLEMENT OR FOR REASONABLY INCURRED EXPENSES, IN CONNECTION WITH ANY CLAIM RELATING TO AN INDEMNIFIABLE EVENT UNDER THIS AGREEMENT, IN SUCH PROPORTION AS IS DEEMED FAIR AND REASONABLE IN LIGHT OF ALL OF THE CIRCUMSTANCES OF SUCH PROCEEDING IN ORDER TO REFLECT (I) THE RELATIVE BENEFITS RECEIVED BY THE COMPANIES AND INDEMNITEE AS A RESULT OF THE EVENT(S) OR TRANSACTION(S) GIVING RISE TO SUCH PROCEEDING; OR (II) THE RELATIVE FAULT OF THE COMPANIES (AND THEIR OTHER DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) AND INDEMNITEE IN CONNECTION WITH SUCH EVENT(S) OR TRANSACTION(S).

20.    GOVERNING LAW; SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES. THE COMPANIES AND INDEMNITEE HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (THE “TRIAL COURT”), AND NOT IN ANY OTHER STATE OR FEDERAL COURT IN THE UNITED STATES OF AMERICA OR ANY COURT IN ANY OTHER COUNTRY, (II) CONSENT TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE TRIAL COURT FOR PURPOSES OF ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, (III) WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE TRIAL COURT AND (IV) WAIVE, AND AGREE NOT TO PLEAD OR TO MAKE, ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE TRIAL COURT HAS BEEN BROUGHT IN AN IMPROPER OR OTHERWISE INCONVENIENT FORUM.
21.    HEADINGS. THE HEADINGS OF THE PARAGRAPHS OF THIS AGREEMENT ARE INSERTED FOR CONVENIENCE ONLY AND SHALL NOT BE DEEMED TO CONSTITUTE PART OF THIS AGREEMENT OR TO AFFECT THE CONSTRUCTION THEREOF.
22.    COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL FOR ALL PURPOSES BE DEEMED TO BE AN ORIGINAL BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

General Partner:	AMERICAN MIDSTREAM GP, LLC
By: _____________________________________ Name: Title:
Partnership:	AMERICAN MIDSTREAM PARTNERS, LP,
By: American Midstream GP, LLC, its general partner By: _____________________________________ Name: Title:
Indemnitee:	___________________________________________Name:
Indemnitee Address:

_____________________________
_____________________________
Attn: ________________________

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